Exhibit 99.1

Electronically Filed
6/22/2018 12:32 PM
Steven D. Grierson
CLERK OF THE COURT
/s/ Steven D. Grierson

APPL

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email: peter@chaseylaw.com

Attorney for Petitioner

XTC, INC.

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

	)	CASE NO.: A-18-776562-P
	)	DEPT NO.: Department 24
In the Matter of	)
	)	APPLICATION FOR APPOINTMENT
RINEON GROUP, INC., a Nevada Corporation,	)	OF CUSTODIAN
)
	)	Exempt from Arbitration
	)	(Equitable Relief Requested)
)

Pursuant to NRS 78.347 (l)(b), Petitioner XTC, INC. by and through its attorney, Peter L. Chasey, Esq., of Chasey Law Offices, hereby applies to this Court for an Order appointing Petitioner as Custodian of RINEON GROUP, INC., a Nevada Corporation.

Petitioner's Application is made and based upon the following Memorandum of Points and Authorities, the Affidavit and Exhibits attached hereto, and any oral argument this Court may entertain at the hearing on this matter.

1

NOTICE OF HEARING

TO:	The Officers and Directors of RINEON GROUP, INC.,
TO:	The Registered Agent of RINEON GROUP, INC.,
TO:	The Transfer Agent of RINEON GROUP, INC.

YOU AND EACH OF YOU will please take notice that Petitioner XTC, INC.'s APPLICATION FOR APPOINTMENT AS CUSTODIAN OF RINEON GROUP, INC. will be heard in Department XXIV of the above-entitled Court on the 9  day of  August,  2018, at  9:00  a.m., or soon thereafter as counsel can be heard.

Dated this 22nd day of June, 2018

CHASEY LAW OFFICES

/s/ Peter L. Chasey, Esq.
PETER L. CHASEY , ESQ.
Nevada Bar No. 007650
3295 N. Fort Apache Road, Suite 110 Las Vegas, Nevada 89129 (702) 233-0393 Attorneys for Petitioner XTC, INC.

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MEMORANDUM OF POINTS AND AUTHORITIES

I.

INTRODUCTION

The officers and directors of RINEON GROUP, INC. appear to have abandoned the business and have failed to dissolve, liquidate, or distribute the company's assets. As shareholder of RINEON GROUP, INC., pursuant to NRS 78.347(1)(b), Petitioner XTC, INC. applies to this Court for an Order appointing Petitioner as the Custodian of the Corporation for the purpose of reinstating RINEON GROUP, INc.'s corporate charter to do business and restoring value to the Corporation for the benefit of the stockholders and the Corporation itself.

II.

PETITIONER QUALIFIES FOR APPOINTMENT AS CUSTODIAN

Section 78.347 (1) of the Nevada Revised Statutes provides that:

1.	Any Stockholder may apply to the district court to appoint one or more persons to be custodians of the corporation ... when:

(b)	The corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets in accordance with [Chapter 78 of the Nevada Revised Statutes].

A stockholder applying for custodianship under NRS 78.347 (1) must - by affidavit - provide information regarding the Petitioner's former custodian activities. To that end, Petitioner's affidavit sets forth:

(a)	a detailed list of all previous applications for custodianship,
(b)	a detailed description of its previous custodianship activities,
(c)	a description of the current status and operations of the corporations for which Petitioner previously served as custodian, and
(d)	disclosure of all investigations, violations or convictions concerning Petitioner

3

See NRS 78.347(2){a-d). See also Affidavit of Chris Lotito, President of Petitioner XTC, INC. (attached as Exhibit 1 hereto).

As a prerequisite to appointment a Custodian, Petitioner must make reasonable efforts to contact the officers and directors of the abandoned corporation to demand that they comply with Chapter 78 of the Nevada Revised Statutes. See NRS 78.347(2)(e) and NRS 78.347 (2)(f). To that end, Petitioner was duly diligent and investigated the company thoroughly to identify all past and current available contact information for the officers and directors of RINEON GROUP, INC. Multiple attempts to contact the officers and directors were made via Certified U.S. Mail and telephone. These efforts failed and the officers and directors have failed to reinstate RINEON GROUP, INC. or schedule a shareholders meeting. See Certified U.S. Mail (Exhibit 2); compare with Affidavit, p. 2, ,i,i 9-10 (Exhibit 1) and Nevada Secretary of State Information Sheet (Exhibit 3).

III.

EXPECTED ACTIVITY AS CUSTODIAN

Following appointment as custodian under Chapter 78, the Custodian has a number of duties to perform; as custodian, Petitioner is ready, willing, and able to perform to:

1.	Comply with NRS 78.180 or NRS 80.170.

2.	Give notice to all shareholders of a shareholder meeting to be held within a reasonable time after an application for custodianship has been granted.

3.	Report concerning action taken at the shareholder meeting.

4.	Provide the Court with reports of its activities as custodian concerning the progress of the corporation.

5.	File an amendment to the articles of incorporation disclosing any previous investigations, violations or convictions by the custodian, a statement indicating that reasonable attempts were made to contact the officers or directors of the corporation to request compliance with corporate formalities, a statement indicating that the custodian is in fact continuing the business and attempting to further the interests of the shareholders, and a statement that the custodian will reinstate or maintain the corporate charter.

See NRS 78.347 (3).

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IV.

BACKGROUND OF RINEON GROUP, INC.

RINEON GROUP, INC. was incorporated in the state of Nevada on June 15, 2006. See Secretary of State Information Sheet (Exhibit 3). RINEON GROUP, INC. is a public corporation with Eighty-Five Million {85,000,000) shares authorized for issuance to stockholders. Petitioner is a stockholder of RINEON GROUP, INC. See Portfolio (Exhibit 4).

On June 30, 2011, the officers and directors of RINEON GROUP, INC. failed to file an annual list of officers or pay annual fees to the Nevada Secretary of State. See Secretary of State Information Sheet {Exhibit 3). Since at least June 30, 2011, the officers and directors of RINEON GROUP, INC. have neither given notice of nor held a meeting of the shareholders.

V.

REQUEST FOR APPOINTMENT OF PETITIONER AS CUSTODIAN

The officers of RINEON GROUP, INC. have failed to comply with Chapter 78 of the Nevada Revised Statutes and, as a result, the Nevada Secretary of State has revoked the company's corporate charter to do business. See Secretary of State Information Sheet (Exhibit 3). The officers have abandoned the company, their stockholders, and the business. See Affidavit, p. 2, ,i,i 9-10 (Exhibit 1); see also Demand Letters (Exhibit 2), and Secretary of State Information Page (Exhibit 3). RI NEON GROUP, INC. has been abandoned by its officers and, Petitioner, as a stockholder, is qualified to serve as custodian to restore value to the business for the benefit of the stockholders and the corporation.

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According to NRS 78.347 and the affidavit attached hereto in support of this application,

Petitioner requests the Court issue an Order as follows:

1.	That Petitioner XTC, INC. be appointed Custodian of RINEON GROUP, INC. for the purpose of paying back fees owed to the State of Nevada, and appointing interim officers and directors to begin a positive direction for RINEON GROUP, INC.

2.	That Petitioner, as Custodian, call a Special Meeting of the stockholders of RINEON GROUP, INC. to be held subject to the terms and conditions hereinafter specified (the "Meeting"), for the purpose of electing a board of directors of RINEON GROUP, INC. to serve until the next annual meeting of RINEON GROUP, INC.'s stockholders is held and the successors of the elected directors might be elected or appointed and qualified.

3.	That the meeting be held at a location and at a time and date to be selected by Petitioner, which is not a weekend or a legal holiday, and which is more than ten (10) days from the date on which copies of a notice of the meeting shall be mailed in a manner that is consistent with Nevada statutes and any orders as the Court might make and enter.

4.	That the persons and entities entitled to receive notice of the stockholders meeting are the record owners of the stock certificates and the registered officers and directors of RINEON GROUP, INC. as specified in the current stockholder list for RINEON GROUP, INC. and that notice shall be mailed to the addresses as set forth therein.

5.	That such shares of RINEON GROUP, INC. are owned by stockholders of record and are represented at the stockholder meeting in person or by a valid proxy shall constitute a quorum to conduct an election of directors of RINEON GROUP, INC. and shall otherwise be entitled to participate in the stockholder meeting and to vote in the election.

6.	That Petitioner, as custodian, report back to this Court after the Meeting concerning the actions taken at the Meeting.

7.	That following such a stockholder meeting and election of directors, that the persons elected at the stockholder meeting shall be the officers and directors of RINEON GROUP, INC.

8.	That Petitioner report back to this Court at intervals determined by the Court for so long as the custodianship is maintained or as long as this Court deems necessary.

6

For the Court's consideration, Petitioner submits a Proposed Order Appointing Petitioner as Custodian of RI NEON GROUP, INC. in compliance with NRS 78.347. See Proposed Order Appointing Custodian (Exhibit 5).

VI.

CONCLUSION

Based on the foregoing, Petitioner XTC, INC. applies to this Court for appointment as custodian of RINEON GROUP, INC.

Dated this 22nd day of June, 2018.

CHASEY LAW OFFICES

/s/ Peter L. Chasey, Esq.
PETER L. CHASEY , ESQ.
Nevada Bar No. 007650
3295 N. Fort Apache Road, Suite 110 Las Vegas, Nevada 89129 Tel: (702) 233-0393 Fax: (702) 233-2107 email: peter@chaseylaw.com Attorneys for Petitioner XTC, INC.

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EXHIBIT 1

8

AFFIDAVIT OF STOCKHOLDER IN SUPPORT OF APPLICATION FOR APPOINTMENT

AS CUSTODIAN OF RINEON GROUP, INC.

COUNTY OF LARIMER	)
)ss:
STATE OF COLORADO	)

I, Chris Lotito, President of XTC, Inc., being first duly sworn and under penalty of perjury, hereby swear and say the following:

1.	XTC, Inc. (“Petitioner”) holds 500 shares of stock in RINEON GROUP, INC., a Nevada Corporation.

2.	Petitioner’s affiliate, Etc, Etc., Inc. (“Petitioner’s affiliate”) has previously applied for custodianship of 6 other Nevada corporations.

3.	On October 14, 2016, the Eighth Judicial District Court of Nevada appointed Petitioner’s affiliate custodian of WHITE SMILE GLOBAL, INC. (“WSML”). Before Petitioner’s affiliate was able to undertake any substantive duties as custodian, former management reinstated WSML with the Nevada Secretary of State. Accordingly, no custodian actions were taken and the case has been closed.

4.	On February 24, 2017, the Eighth Judicial District Court of Nevada appointed Petitioner’s affiliate custodian of ROTOBLOCK CORP. (“RTBC”). The custodianship is active and Petitioner’s affiliate is investigating businesses to merge with and rehabilitate RTBC.

5.	On February 24, 2017, the Eighth Judicial District Court of Nevada appointed Petitioner’s affiliate custodian of SENTAIDA TIRE CO LTD, (“SDTC”). The custodianship is active and Petitioner is investigating businesses to merge with and rehabilitate SDTC.

6.	On April 10, 2017, the Eighth Judicial District Court of Nevada appointed Petitioner’s affiliate custodian of KS INTERNATIONAL, INC. (“KSIH”). Before Petitioner’s affiliate was able to undertake any substantive duties as custodian, former management reinstated KSIH with the Nevada Secretary of State. Accordingly, no custodian actions were taken and the case has been closed.

9

7.	On April 19, 2017, the Eighth Judicial District Court of Nevada appointed Petitioner’s affiliate custodian of DONG XIN BIO-TECH PHARMACEUTICAL, INC. (“DXIN”). The case has been administratively closed, but Petitioner’s affiliate as custodian for DXIN, is still investigating businesses to merge with and rehabilitate DXIN.

8.	On April 28, 2017, the Eighth Judicial District Court of Nevada appointed Petitioner’s affiliate custodian of CHINA MEDICAL SYSTEMS, INC. (“CHSY”). The custodianship is active and Petitioner is investigating businesses to merge with and rehabilitate CHSY.

9.	RINEON GROUP, INC. (“RIGI”) appears to have abandoned its business and has not complied with Chapter 78 of the Nevada Revised Statutes. Petitioner’s due diligence resulted in a telephone number for RIGI, (480) 634-4152 the number gets rerouted to an employment company with a different number called Accelerated Consulting Group. They have no knowledge of RIGI or any of its officers. Petitioner found no website or email addresses for RIGI.

10.	As a stockholder, Petitioner reviewed the information listed with the Nevada Secretary of State at nvsos.gov, and has searched for additional addresses for the officers and directors on the U.S. District Court’s website, www.pacer.gov, the Eighth Judicial District Court’s website at www.clarkcountycourts.us/ and has also conducted searches for company contact information through www.google.com, www.sec.gov, and www.otcmarkets.com. This research resulted in three (4) different potential addresses for RIGI. Petitioner sent demands for compliance by Registered Certified Mail, Return Receipt Requested to the mailing addresses most recently on April 19, 2018 the officers and directors have failed or refused to respond to or take any action to reinstate RIGI.

10

11.	Neither Petitioner nor any of Petitioner’s affiliates or subsidiaries have been the subject of any known criminal, administrative, or civil investigations, violations, or convictions by the National Association of Securities Dealers, Inc., or the Securities and Exchange Commission.

12.	Petitioner is qualified, ready and able to serve as custodian for RIGI and believes it can restore the corporation for the benefit of the corporation and its stockholders, including Petitioner.

Dated this 21 day of June, 2018.

XTC, INC.

/s/ Chris Lotito
Chris Lotito, President

Subscribed and Sworn Before Me this 21st day of June, 2018.

/s/ Daniel James Cottrell Notary Public in and for the County of Larimer and the State of Colorado

11

EXHIBIT 2

12

1112 OAKRIDGE DRIVE UNIT 104-311
XTC, Inc.	FORT COLLINS. CO 80525
TEL (714) 644-8160
FAX (714) 439-1210
XTCINC1000@GMAIL.COM

April 19, 2018

CERTIFIED MAIL/RETURN RECEIPT

Sean Davis, Director CEO

Rineon Group, Inc. (RlGI)

4140 East Baseline Road Suite 201

Mesa, AZ 85206

Re:       Demand for Compliance with Nevada Law

Dear Messers. Davis, Officers and Directors of Rineon Group, Inc. (RlGI)

As President of XTC, Inc., a stockholder in RIGI, a Nevada Corporation, I am contacting you, as the officers and directors currently listed with the Nevada Secretary of State to request you that promptly bring RIGI into compliance with Nevada law.

First, RIGI has not filed the necessary documents or paid the necessary filing fees with the Nevada Secretary of State to maintain RIGI's charter to do business. As a result, RIGI's charter to do business has been revoked. Please promptly file the documents and pay the filing fees necessary to prevent the shareholders of RIGI from losing their interest in RIGI

Second, RlGI has not held the required annual meeting of stockholders for several years. As a result, XTC, Inc. and the other stockholders of RIGI are improperly left out of the administration of the business and the election of officers and directors. Please promptly notice and hold an annual meeting of the stockholders so that RIGI's stockholders may exercise their rights under Nevada law.

If RIGI is not promptly brought current with the Nevada Secretary of State and XTC, Inc. does not receive notice of an annual meeting of stockholders, then we will understand that you, as officers and directors of RIGI have abandoned RIGI and we will take action to remedy this situation and restore value to RIGI pursuant to NRS 78.347.

Very Truly Yours,

/s/ Chris Lotito
Chris Lotito, President

cc: Peter L Chasey, Esq. (via email to peter@chaseylaw.com)

13

Certified Mail Electronic Delivery Confirmation™ XTCINC 1112 OAKRIDGE DR.# 104"311 FORT 'COLLINS CO 80525 ƒ 6255 US POSTAGE AND FEES PA10 FIRST - CLASS May 302018 Mailed from ZIP 80525 1 oz Flrst Cl.ass Mail·Letter USPS CERTIFIED MAIL 111 1 I I I 071S007m9S 94071108 98765012106311 Rineon Group, Inc. Sean Davis, CEO 4140 Esdt Baseline Road Suite201 MESA AZ 85206 l1l•1lllrl11j1111!l11l111lll1llll1l•llll111111ll1111l1ll1l1li1ll1 Reference USPS# USPS Mail Class USPS Status USPS History 9407110898765012106311 Certified with Electronic Delivery Confirmation Your item has been delivered to the original sender at 12:52 pm on June 15, 2018 in FORT COLLINS, CO 80525. In Transit to Next Facility, June 15, 2018 Departed USPS Regional Facility, June 14 , 2018 , 8 : 40 pm, DENVER CO DISTRIBUTION CENTER Arrived at USPS Regional Facility, June 14 , 2018 , 2 : 39 pm, DENVER CO DISTRIBUTION CENTER In Transit to Next Facility, June 14 , 2018 In Transit to Next Facility, June 13, 2018 Departed USPS Regional Destination Facility, June 12, 2018, 4:11 pm, PHOENIX AZ DISTRIBUTION CENTER Addressee Unknown, June 5 , 2018 , 3 : 10 pm, MESA, AZ 85206 Unable to deliver item, problem with address, June 4 , 2018 , 11 : 00 am, MESA, AZ 85206 Out for Delivery, June 4, 2018, 10:26 am, MESA, AZ 85206 Sorting Complete, June 4, 2018, 10:16 am, MESA, AZ 85206 Arrived at Unit, June 4, 2018, 6:19 am, MESA, AZ 85206 In Transit to Next Facility, June 2, 2018 Arrived at USPS Regional Destination Facility, June 2, 2018, 12:48 pm, PHOENIX AZ DISTRIBUTION CENTER In Transit to Next Facility, June 1, 2018 Departed USPS Regional Facility, May 31 , 2018 , 8 : 59 pm, DENVER CO DISTRIBUTION CENTER Arrived at USPS Regional Facility, May 31 , 2018 , 8 : 37 pm, DENVER CO DISTRIBUTION CENTER Accepted at USPS Origin Facility, May 31 , 2018 , 7 : 22 pm, FORT COLLINS, CO 80525 Shipping Label Created, USPS Awaiting Item, May 30, 2018, 5:56 pm, FORT COLLINS, CO 80525

14

1112 OAKRIDGE DRIVE UNIT 104-311
XTC, Inc.	FORT COLLINS. CO 80525
TEL (714) 644-8160
FAX (714) 439-1210
XTCINC1000@GMAIL.COM

April 19, 2018

CERTIFIED MAIL/RETURN RECEIPT

Sean Davis, Director CEO

Rineon Group, Inc. (RlGI)

4140 East Baseline Road Suite 201

Mesa, AZ 85206

Re:       Demand for Compliance with Nevada Law

Dear Messers. Davis, Officers and Directors of Rineon Group, Inc. (RlGI)

As President of XTC, Inc., a stockholder in RIGI, a Nevada Corporation, I am contacting you, as the officers and directors currently listed with the Nevada Secretary of State to request you that promptly bring RIGI into compliance with Nevada law.

First, RIGI has not filed the necessary documents or paid the necessary filing fees with the Nevada Secretary of State to maintain RIGI's charter to do business. As a result, RIGI's charter to do business has been revoked. Please promptly file the documents and pay the filing fees necessary to prevent the shareholders of RIGI from losing their interest in RIGI

Second, RlGI has not held the required annual meeting of stockholders for several years. As a result, XTC, Inc. and the other stockholders of RIGI are improperly left out of the administration of the business and the election of officers and directors. Please promptly notice and hold an annual meeting of the stockholders so that RIGI's stockholders may exercise their rights under Nevada law.

If RIGI is not promptly brought current with the Nevada Secretary of State and XTC, Inc. does not receive notice of an annual meeting of stockholders, then we will understand that you, as officers and directors of RIGI have abandoned RIGI and we will take action to remedy this situation and restore value to RIGI pursuant to NRS 78.347.

Very Truly Yours,

/s/ Chris Lotito
Chris Lotito, President

cc: Peter L Chasey, Esq. (via email to peter@chaseylaw.com)

15

Certified Mail Electronic Delivery Confirmation™ XTCINC 1112 OAKRIDGE DR# 1040311 FORTCOLLJNS CO 80525 ƒ 6255 071S00777793 US PO.STAGE AND FEES PAID FIRST•CLASS May302018 Mailed from ZIP 80525 1 oz First Cl.ass Mall letter USPS CERTIFIED MAIL 1111 I 11 11 9407 1108 9.876 50121063 04 Rineon Group, Inc. SeanDavis., CEO 15601 EJAM!SONDRAPT711 ENGLEWOOD CO 80112 - 4658 l 1 lll 1 l l 11 l 1 1 llllll l 11 ll 1 1 1 l 1 ! 1l11IIU 1 1 1 ll l 1 l1ll l tl 1 1 1 l 1 1l1lll11 Reference USPS# USPS Mail Class USPS Status USPS History 9407110898765012106304 Certified with Electronic Delivery Confirmation Your item was delivered to an individual at the address at 10:45 am on June 14, 2018 in FORT COLLINS, CO 80525. Arrived at USPS Regional Facility, June 13, 2018, 3:54 pm, DENVER CO DISTRIBUTION CENTER In Transit to Next Facility, June 13, 2018 Arrived at USPS Regional Facility, June 12, 2018, 5:51am, COLORADO SPRINGS CO DISTRIBUTION CENTER In Transit to Next Facility, June 9 , 2018 In Transit to Next Facility, June 8 , 2018 In Transit to Next Facility, June 7 , 2018 Arrived at USPS Regional Facility, June 6, 2018, 12:58 pm, DENVER CO DISTRIBUTION CENTER In Transit to Next Facility, June 6, 2018 Departed USPS Regional Facility, June 5, 2018, 9:52 am, COLORADO SPRINGS CO DISTRIBUTION CENTER Arrived at USPS Regional Facility, June 5, 2018, 7:35 am, COLORADO SPRINGS CO DISTRIBUTION CENTER Forwarded, June 2, 2018, 4:49 pm, ENGLEWOOD, CO Unable to deliver item, problem with address, June 2, 2018, 2:39 pm, ENGLEWOOD, CO 80112 In Transit to Next Facility, June 2, 2018 Departed USPS Regional Facility, June 1, 2018, 3:33 pm, DENVER CO DISTRIBUTION CENTER Arrived at USPS Regional Facility, May 31, 2018, 8:37 pm, DENVER CO DISTRIBUTION CENTER Accepted at USPS Origin Facility, May 31, 2018, 7:22 pm, FORT COLLINS, CO 80525 Shipping Label Created, USPS Awaiting Item, May 30, 2018, 5:56 pm, FORT COLLINS, CO 80525

16

EXHIBIT 3

17

RINEON GROUP, INC.

Business Entity Information
Status:	Revoked	File Date:	6/15/2006
Type:	Domestic Corporation	Entity Number:	E0447522006-1
Qualifying State:	NV	List of Officers Due:	6/30/2011
Managed By:		Expiration Date:
NV Business ID:	NV20061076146	Business License Exp:	6/30/2011

Additional Information
Central Index Key:	0001421819

Registered Agent Information
Name:	EMPIRE STOCK TRANSFER INC.	Address 1:	1859 WHITNEY MESA DR
Address 2:		City:	HENDERSON
State:	NV	Zip Code:	89014
Phone:		Fax:
Mailing Address 1:		Mailing Address 2:
Mailing City:		Mailing State:	NV
Mailing Zip Code:
Agent Type:	Commercial Registered Agent - Corporation
Jurisdiction:	NEVADA	Status:	Active

Financial Information
No Par Share Count:	0	Capital Amount:	$ 85,000.00
Par Share Count:	10,000,000.00	Par Share Value:	$ 0.001
Par Share Count:	75,000,000.00	Par Share Value:	$ 0.001

18

- Officers			☐ Include Inactive Officers
Treasurer - SEAN P DAVIS
Address 1:	15601 E JAMISON DR #711	Address 2:
City:	ENGLEWOOD	State:	CO
Zip Code:	80112	Country:
Status:	Active	Email:
Director - SEAN P DAVIS
Address 1:	15601 E JAMISON DR #711	Address 2:
City:	ENGLEWOOD	State:	CO
Zip Code:	80112	Country:
Status:	Active	Email:
President - SEAN P DAVIS
Address 1:	15601 E JAMISON DR #711	Address 2:
City:	ENGLEWOOD	State:	CO
Zip Code:	80112	Country:
Status:	Active	Email:
Secretary - SEAN P DAVIS
Address 1:	15601 E JAMISON DR #711	Address 2:
City:	ENGLEWOOD	State:	CO
Zip Code:	80112	Country:
Status:	Active	Email:

19

- Actions/Amendments
Action Type:	Articles of Incorporation
Document Number:	20060381946-39	# of Pages:	3
File Date:	6/15/2006	Effective Date:

Initial Stock Value: Par Value Shares: 75,000,000 Value: $ 0.001 No Par Value Shares 0 ----------------------------------------------------------------

-----------------Total Authorized Capital: $ 75,000.00

Action Type:	Registered Agent Address Change
Document Number:	20060547908-91	# of Pages:	7
File Date:	8/25/2006	Effective Date:
(No notes for this action)

Action Type:	Initial List
Document Number:	20070224756-35	# of Pages:	1
File Date:	3/30/2007	Effective Date:
(No notes for this action)

Action Type:	Annual List
Document Number:	20070661584-19	# of Pages:	1
File Date:	9/25/2007	Effective Date:
(No notes for this action)

Action Type:	Annual List
Document Number:	20080464952-10	# of Pages:	1
File Date:	7/11/2008	Effective Date:
(No notes for this action)

Action Type:	Amended List
Document Number:	20090129063-72	# of Pages:	1
File Date:	2/11/2009	Effective Date:
(No notes for this action)

Action Type:	Amendment
Document Number:	20090289774-58	# of Pages:	4
File Date:	3/25/2009	Effective Date:

Previous Stock Value: Par Value Shares: 75,000,000 Value: $ 0.001 No Par Value Shares: 0 --------------------------------------------------

-----------------------Total Authorized Capital: $ 75,000.00 New Stock Value: Par Value Shares: 10,000,000 Value: $ 0.001 Par Value Shares: 75,000,000 Value: $ 0.001 No Par Value Shares: 0 ---------------------------------------------Total Authorized Capital: $85,000.00

20

EXHIBIT 4

21

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Go back to the classic Portfolios page. Portfolios chris - 1659 Net ,b,ccoum Value $37,158.63 Portfolios Watch Lists Orders Transaction History Balances @ Help .id Print . “ . Download C, Refresh Tota! Unrealized Gain - $11.097.08 ( - 27.02%) Show more... Positions Performance & Value Gains & Losses All Positions vFilters Customize Views Edit Lots Symboi ! CUS!F' Security Types RIGI ) RIGI (D Cash Total 0.03 0.00 Qty# 500 $34.99 Price Paid$ Day's Gain $ 0,05 D.00 $0.00 Total Gain$ ·$19.99 Total Gain% 57.13% Value S Actions 15.00 jjifil - $7,184.81 $7,199.81 Streaming Quotes via MarketCaster if, The tw!ai arnnunt of the Price Pale: c.0!1.:rnn reflects. the lotal costs of aH open posltiorm Portfolio News \ hew Most Recent v Note: Only cHspteymg news from the last 30,ciBys.

22

EXHIBIT 5

23

ORDR

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email: peter@chaseylaw.com

Attorney for Petitioner XTC, INC.

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

	)	CASE NO.:
	)	DEPT NO.:
In the Matter of	)
)
RINEON GROUP, INC., a Nevada Corporation,	)	ORDER APPOINTING CUSTODIAN
	)	[NRS 78.347(1)(B)]
)
)

THE COURT, having considered Petitioner, XTC, INc’s Application for Appointment of Custodian for RINEON GROUP, INC., proper notice having been given to the officers and directors of RINEON GROUP, INC., pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1.	Petitioner XTC, INC. is hereby appointed custodian of RINEON GROUP, INC.

2.	XTC, INC. is hereby authorized to take all reasonable and prudent actions on behalf of RINEON GROUP, INC. including but not limited to appointing interim officers and directors, negotiating and compromising debt, executing contracts and other agreements, initiating litigation in the name of RINEON GROUP, INC. authorizing and issuing new shares of stock, and authorizing new classes of stock.

3.	XTC, INC. shall reinstate RINEON GROUP, INC. with the Nevada Secretary of State.

24

4.	XTC, INC. shall provide reasonable notice to all shareholders of record of a Special Meeting of the stockholders to be held within reasonable time after this Order is entered.

5.	XTC, INC. shall file an amendment to the Articles of Incorporation for RINEON GROUP, INC. with the Nevada Secretary of State containing the following disclosures and statements:

(a)	Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning XTC, INC., or its affiliates or subsidiaries.

(b)

A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that RINEON GROUP, INC. comply with Chapter 78 of the Nevada Revised Statutes.

(c)	A statement that as Custodian, XTC, INC., is authorized to continue the business of RINEON GROUP, INC. for the benefit of the corporation and its shareholders.

(d)	A statement that XTC, INC. will reinstate RINEON GROUP, INC.'s charter to do business in the State of Nevada.

(e)	Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

/ / /

/ / /

/ / /

25

6.	XTC, INC., as custodian of RINEON GROUP, INC. shall submit a report to this Court of the actions taken by the custodian every three (3) months while the custodianship remains active.

IT IS SO ORDERED,

Dated this ______ day of _______________, 2018.

________________________
DISTRICT COURT JUDGE

Respectfully Submitted by:

CHASEY LAW OFFICES

__________________________

Peter L. Chasey, Esq.

Nevada Bar No. 007650

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

(702) 233-0393

Attorney for Petitioner

XTC, INC.

26

Electronically Filed
8/13/2018 9:54 AM
Steven D. Grierson
CLERK OF THE COURT
/s/ Steven D. Grierson

NOTC

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email: peter@chaseylaw.com

Attorney for Petitioner

XTC, INC.

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

	)	CASE NO.: A-18-776562-P
	)	DEPT NO.: XXIV
In the Matter of	)
)
RINEON GROUP, INC., a Nevada Corporation,	)
)

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 9th day of August, 2018, the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 13th day of August, 2018.

CHASEY LAW OFFICES

/s/ Peter L. Chasey, Esq.
Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Road, Suite 110 Las Vegas, Nevada 89129 Tel: (702) 233-0393 Fax: (702) 233-2107 Email: peter@chaseylaw.com XTC, INC.

27

Electronically Filed
8/9/2018 1:39 PM
Steven D. Grierson
CLERK OF THE COURT
/s/ Steven D. Grierson

ORDR

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email: peter@chaseylaw.com

Attorney for Petitioner XTC, INC.

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

	)	CASE NO.: A-18-776562-P
	)	DEPT NO.: XXIV
In the Matter of	)
)
RINEON GROUP, INC., a Nevada Corporation,	) )	ORDER APPOINTING CUSTODIAN [NRS 78.347(1)(B)]
)

THE COURT, having considered Petitioner, XTC, INC's Application for Appointment of Custodian for RINEON GROUP, INC., proper notice having been given to the officers and directors of RINEON GROUP, INC. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1.     Petitioner XTC, INC. is hereby appointed custodian of RINEON GROUP, INC.

2.     XTC, INC. is hereby authorized to take all reasonable and prudent actions on behalf of RINEON GROUP, INC. including but not limited to appointing interim officers and directors, negotiating and compromising debt, executing contracts and other agreements, initiating litigation n the name of RINEON GROUP, INC. authorizing and issuing new shares of stock, and authorizing new classes of stock.

Case Number: A-18-776562-P

28

3.     XTC, INC. shall reinstate RINEON GROUP, INC. with the Nevada Secretary of State.

4.     XTC, INC. shall provide reasonable notice to all shareholders of record of a Special Meeting of the stockholders to be held within a reasonable time after this Order is entered.

5.     XTC, INC. shall file an amendment to the Articles of Incorporation for RINEON GROUP, INC. with the Nevada Secretary of State containing the following disclosures and statements:

(a)	Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning XTC, INC., or its affiliates or subsidiaries.

(b)	A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that RI NEON GROUP, INC. comply with Chapter 78 of the Nevada Revised Statutes.

(c)	A statement that as Custodian, XTC, INC., is authorized to continue the business of RINEON GROUP, INC. for the benefit of the corporation and its shareholders.

(d)	A statement that XTC, INC. will reinstate RI NEON GROUP, INC.1 s charter to do business in the State of Nevada.

(e)	Any other information as may be required by regulations promulgated by th Nevada Secretary of State.

/ / /

/ / /

/ / /

29

6. XTC, INC., as custodian of RINEON GROUP, INC. shall submit a report to this Court o the actions taken by the custodian every three (3) months while the custodianship remains active.

IT IS SO ORDERED.

Dated this 9 day of August, 2018.

Respectfully Submitted by:

CHASEY LAW OFFICES

/s/ Peter L. Chasey, Esq.
Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Road, Suite 110 Las Vegas, Nevada 89129 (702) 233-0393 Attorney for Petitioner XTC, INC.

30

Electronically Filed
10/29/2018 11:04 AM
Steven D. Grierson
CLERK OF THE COURT
/s/ Steven D. Grierson

0001

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email: peter@chaseylaw.com

Attorney for Petitioner

XTC, INC.

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

	)	CASE NO.: A-18-776562-P
In the Matter of	)	DEPT NO.: XXIV
)
RINEON GROUP, INC., a Nevada Corporation,	)
)
)

XTC, INC.’S MOTION TO TERMINATE CUSTODIANSHIP

Petitioner XTC, INC., by and through its counsel of record, Chasey Law Offices, hereby moves this court for an Order Terminating its Custodianship of RINEON GROUP, INC., a Nevada Corporation.

This motion is made and based upon the attached Memorandum of Points and Authorities, the pleadings and papers on file herein, and any oral argument this Court may request.

Dated this 29th day of October, 2018.

CHASEY LAW OFFICES

/s/ Peter L. Chasey, Esq.
Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Road, Suite 110 Las Vegas, Nevada 89129 Tel: (702) 233-0393 Fax: (702) 233-2107

31

NOTICE OF MOTION

TO:	RINEON GROUP, INC., a Nevada Corporation,
TO:	The Former Officers and Directors of RINEON GROUP, INC., and,
TO:	All other interested parties.

Please take notice that XTC, INC.’S MOTION TO TERMINATE CUSTODIANSHIP will come before this Court for hearing on the 6th day of Dec., 2018 at 9 a.m. or as soon thereafter as counsel may be heard, in Department II in the above-referenced Court.

This motion is made and based upon the attached Memorandum of Points and Authorities, the pleadings and papers on file herein, and any oral argument this Court may request.

Dated this 29th day of October, 2018.

CHASEY LAW OFFICES

/s/ Peter L. Chasey, Esq.
Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Road, Suite 110 Las Vegas, Nevada 89129 Tel: (702) 233-0393 Fax: (702) 233-2107 Attorneys for Petitioner XTC, INC.

MEMORANDUM OF POINTS AND AUTHORITIES

I.

INTRODUCTION

On August 13, 2018, pursuant to NRS 78.347, this Court appointed Petitioner XTC, INC. as Custodian of RINEON GROUP, INC. has reinstated the corporation with the Nevada Secretary of State, negotiated a business plan benefitting the corporation and its shareholders, and the shareholders have approved the plan.

Having performed its duties as Custodian, XTC, INC. now seeks to terminate the custodianship so the shareholders and elected management can guide the corporation moving forward.

32

II.

DUTIES AS CUSTODIAN HAVE BEEN COMPLETED

As Custodian for RINEON GROUP, INC., Petitioner XTC, INC. filed all papers and paid all fees and costs needed to reinstate the corporation to active status and good standing with the Nevada Secretary of State. See Nevada Secretary of State Information Page (Exhibit 1).

Following the Custodian's resourceful and successful efforts to negotiate resolution of a business plan that both resolved all corporate debt and brought a viable business model within the corporation, the Custodian gave notice to all shareholders to discuss the plan. See Letter to the Shareholders, Notice of Meeting, and Proxy Card (collectively attached as Exhibit 2). A quorum attended via proxy, approved the Custodian's rehabilitation plan, elected Chris Lotito as the sole officer, approved the new change in authorized shares, and approved the name and symbol change for the corporation. See Shareholder Meeting Minutes (Exhibit 3). The shareholders also approved the new business model for the company.

III.

CONCLUSION

This Court appointed XTC, INC. to serve as Custodian for the revoked, inactive, and worthless Nevada corporation, RINEON GROUP, INC. As Custodian, XTC, INC. restored RINEON GROUP, INC. and the shareholders, officers, and directors of the corporation now have the ability and opportunity to conduct valuable business operations.

/ / /

/ / /

33

Accordingly, XTC, INC. respectfully requests this Court terminate the Custodianship of RINEON GROUP, INC. and discharge XTC, INC. as Custodian. See Proposed Order Discharging Custodianship (Exhibit 4).

Dated this 29th day of October, 2018.

CHASEY LAW OFFICES

/s/ Peter L. Chasey, Esq.
Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Road, Suite 110 Las Vegas, Nevada 89129 Tel: (702) 233-0393 Fax: (702) 233-2107 Email: peter@chaseylaw.com Attorneys for Petitioner XTC, INC.

34

EXHIBIT 1

35

STATE OF NEVADA BARBARA K. CEGAVSKE Secretmy of State KIMBERLEY PERONDI Deputy Secretal)' for Commercia/Recordings Com:mercial Recordings Division 202 N. Carson street Carson City, NV89701 - 4201 Telephone (775) 684 - 5708 Fax(775) 684 - 7138 OFFICE OF THE SECRETARY OF STATE RINEON GROUP, INC. Job:C20180919 - 0456 September 19, 2018 NV Special Handling Instructions: REVfVAL EMAILED BACK R TUIN 9 - 19 - 2018 Charges Description Document Number Filing Date/Time Qty Price Amonnt Business License 6/2018 - 6/2019 20180411170 - 55 9/19/2018 9:42:23 AM 8 $500.00 $4,000.00 Business License Late Fee 6/2018 - 6/2019 20180411170 - 55 9/19/2018 9:42:23 AJVI 8 $100.00 $800.00 Revival 20180411167 - 01 9/19/2018 9:42:23 AM 1 $300.00 $300.00 24 Hour Expedite 20180411167 - 01 9/19/2018 9:42:23 AM 1 $125.00 $125.00 Acceptance ofRegistered Agent 20180411168 - 12 9/19/2018 9:42:23 AM 1 $60.00 $60.00 Annual List 20180411167 - 01 9/19/2018 9:42:23 Alvf 8 $200.00 $1,600.00 Late Fee 20180411167 - 01 9/19/2018 9:42:23 Alv'I 8 $75.00 $600.00 New Filing Fee 20180411167 - 01 9/19/2018 9:42:23 Alvf 1 $175.00 $175.00 Total $7,660.00 p aymen ts Type Description Am01mt Credit 53739454018662817030911 $7,660.00 Total $7,660.00 Credit Balance: $0.00 Job Contents: File Stamped Copies Business License 3 RINEON GROUP, INC. NV

36

181004

Statement of Change of Registered Agent by Represented Entity

(PURSUANT TO NRS 77.340)

Filed in the office of	Document Number
[signature]	20180411168-12
Barbara K. Cegavske	Filing Date and Time
Secretary of State	09/19/2018 9:42 AM
State of Nevada	Entity Number
	E0447522006-1

This form may be submitted by: the Represented Entity to appoint a new Registered Agent or amend own service of process info. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Represented Entity:

RINEON GROUP, INC.

2. Entity File Number: E0447522006-1

3. This statement of change will have the following effect: (check only one)

- [X] Appoints a new agent for service of process (complete 4a or 4b)
- [ ] Updates contact information of the Represented Entity acting as own agent (complete 4c)

4. Information in effect upon the filing of this statement: (complete only one section)

a) Commercial Registered Agent:

IncSmart.biz, Inc

Name

b) Noncommercial Registered Agent:

Name

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

c) Title of Office or Other Position within Represented Entity:

Name of Title or Position

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

5. Signature of Represented Entity: (required)

X [signature]

Authorized Signature

Date: 08/20/2018

6. Registered Agent Acceptance: (required)

I hereby accept appointment as Registered Agent for the above named Entity.

X Michael LaSala

Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

Date: 08/20/2018

FEE: $60.00

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form RA Change by Entity
Revised: 1-5-15

37

170104

Filed in the office of	Document Number 20180411167-01
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 09/19/2018 9:42 AM
	Entity Number E0447522006-1

Certificate of Revival

(PURSUANT TO NRS 78.730 AND 81.010)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Revival for a Nevada Corporation
(For Corporations Governed by NRS 78.730 and 81.010)

1. Name of corporation:

RINEON GROUP, INC.

2. Registered Agent for service of process: (check only one box)

[X] Commercial Registered Agent: IncSmart.biz, Inc.
Name

[ ] Noncommercial Registered Agent (name and address below)   [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Street Address   City   NEVADA   Zip Code

Mailing Address (if different from street address)   City   NEVADA   Zip Code

3. Date when revival of charter is to commence or be effective, which may be before the date of the certificate: 08/20/2018
(month, day, year)

4. Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which the revival is to continue. The corporation's existence shall be:

(PERPETUAL) or ______
(Time for which the revival is to continue)

This form must be accompanied by appropriate fees.

Nevada Secretary of State 78.730 and 81.010 Revival Page 1
Revised: 1-5-15

38

Certificate of Revival
(PURSUANT TO NRS 78.730 AND 81.010)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5. Names and addresses of **President, Secretary, Treasurer and Directors:** (additional pages may be attached as necessary)

Chris Lotito
Name of **President** or equivalent

Address	City	State	Zip Code
3609 Hammerkop Drive	North Las Vegas	NV	89084

Chris Lotito
Name of **Secretary** or equivalent

Address	City	State	Zip Code
3609 Hammerkop Drive	North Las Vegas	NV	89084

Chris Lotito
Name of **Treasurer** or equivalent

Address	City	State	Zip Code
3609 Hammerkop Drive	North Las Vegas	NV	89084

Chris Lotito
Name of **Director**

Address	City	State	Zip Code
3609 Hammerkop Drive	North Las Vegas	NV	89084

Name of **Director**

Address	City	State	Zip Code

This form must be accompanied by appropriate fees

Nevada Secretary of State 78.730 and 81.010 Revival Page 2
Revised: 1-5-15

39

Certificate of Revival

(PURSUANT TO NRS 78.730 AND 81.010)

Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

6. The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81.

7. Check one:

☒ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation.

☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2).

I declare under the penalty of perjury that the revival has been authorized by a court of competent jurisdiction or by the duly elected board of directors of the entity or if the entity has no board of directors, its equivalent of such board.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature] Interim CEO

Signature **Title**

X

Signature **Title**

A REGISTERED AGENT ACCEPTANCE *MUST* ACCOMPANY THIS CERTIFICATE

This form must be accompanied by appropriate fees.

Nevada Secretary of State 78.730 and 81.010 Revival Page 3
Revised: 1-5-15

40

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

Rineon Group, Inc. | E0447522006-1

NAME OF CORPORATION

FOR THE FILING PERIOD OF 06/15/2018 TO 06/14/2019

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	Document Number
Barbara K. Cegavske	20180411170-55
Secretary of State	Filing Date and Time: 09/19/2018 9:42 AM
State of Nevada	Entity Number: E0447522006-1

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.

ABOVE SPACE IS FOR OFFICE USE ONLY

4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
Chris Lotito	PRESIDENT (OR EQUIVALENT OF)	3609 Hammerkop Drive	North Las Vegas	NV	89084
Chris Lotito	SECRETARY (OR EQUIVALENT OF)	3609 Hammerkop Drive	North Las Vegas	NV	89084
Chris Lotito	TREASURER (OR EQUIVALENT OF)	3609 Hammerkop Drive	North Las Vegas	NV	89084
Chris Lotito	DIRECTOR	3609 Hammerkop Drive	North Las Vegas	NV	89084

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X ____________

Signature of Officer or Other Authorized Signature

Title: Custodian

Date: 08/20/2018

Nevada Secretary of State List Profit
Revised: 7-1-15

41

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

RINEON GROUP, INC.

Nevada Business Identification # NV20061076146

Expiration Date: June 30, 2019

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on September 19, 2018

Barbara K. Cegavske

Barbara K. Cegavske
Secretary of State

You may verify this license at www.nvsos.gov under the Nevada Business Search.

License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which by law cannot be waived.

42

BARBARA K. CEGAVSKE

Secretary of State

202 North Carson Street

Carson City, Nevada 89701-4201

(775) 684-5708

Website: www.nvsos.gov

	Filed in the office of	Document Number 20180431039-71
Certificate of Amendment	/s/ Barbara K. Cegavske	Filing Date and Time
(PURSUANT TO NRS 78.385 and 78.390)	Barbara K. Cegavske	10/01/2018 3:21 PM
	Secretary of State	Entity Number
	State of Nevada	E0447522006-1

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of Corporation:

Rineon Group, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

IT IS RESOLVED, that the Corporation is hereby authorized to amend its Articles of Incorporation to effect a 10:1 reverse stock split of its COMMON stock without decreasing the Corporations authorized number of shares of COMMON stock.

IN ADDITION it is authorized to effect a 1,000:1 reverse stock split of its SERIES A CONVERTIBLE PREFERRED STOCK decreasing those shares to a total authorized of 1,000 post reverse. All other classes of stock are to remain the same.

Article I shall read

The name of the corporation shall be AS Capital, Inc. (the “Corporation”)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 99

4. Effective date and time of filing:      Date:                          Time:

5. Signature: (required)

/s/ Chris Lotito

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

43

Custodial Declaration

Pursuant to the Order of the District Court of Clark County, Nevada entered August 9, 2018 in the case known as the In the Matter of Rineon Group, Inc. case no A-18-776562-P the “order” and incorporated by reference herein, the Petitioner in said case, XTC, Inc., a Colorado corporation, was appointed custodian of the Corporation. As required under the Order, and pursuant to NRS 78.347(4), XTC, Inc. state as follows:

A.	Neither XTC, Inc" not its affiliates of subsidiaries have been found to have violated, or otherwise been convicted of, any criminal, administrative, civil of Financial Industry Authority, or Securities and Exchange Commission, regulation or statute.

B.	XTC, Inc., made various unsuccessful attempts, including June 8, 2018, to contact the last known officers and directors of Rineon Group, Inc. to demands that the corporation comply with corporate formalities and to continue its business.

C.	XTC, Inc. is now actively pursuing the business of Rineon Group, Inc. in an effort to further the interests of its stockholders.

D.	Pursuant to the Order, XTC, Inc. will reinstate the corporate charter of Rineon Group, Inc.

IN WITNESS WHEROF, the undersigned officers have signed this Custodial Declaration this 30th day of September, 2018

/s/ Chris Lotito
By: Chris Lotito
Title: CEO XTC

44

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

AS CAPITAL, INC.

Nevada Business Identification # NV20061076146

Expiration Date: June 30, 2019

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on October 2, 2018

Barbara K. Cegavske
Secretary of State

You may verify this license at www.nvsos.gov under the Nevada Business Search.

License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which by law <u>cannot</u> be waived.

45

EXHIBIT 2

46

RINEON GROUP, INC.

NOTICE OF MEETING OF SHAREHOLDERS

PURSUANT to §78.150 Nevada Revised Statutes

To the Shareholders of Rineon Group, Inc. a Nevada corporation:

NOTICE IS HEREBY GIVEN that a meeting of shareholders of Rineon Group, Inc., a Nevada corporation (the "Company"), pursuant to §78.150 Nevada Revised Statutes, will be held on Friday, September 28, 2018 at 10:30 a.m., MST, at 155 E. Boardwalk Drive, Suite 400, Fort Collins, CO 80525 for the following purposes:

1.	Ratify election of the board of directors:

Chris Lotito as President, CEO, Secretary, Treasurer and Director

President and Directors shall be elected by a majority vote of the quorum. At the meeting, holders of stock entitled to vote for the election of directors shall be entitled to nominate candidates for election as director.

2.	Such other matters as may properly come before the meeting

The Interim Board of Directors has fixed the close of business on September 15, 2018 as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. Holders of records of Common Stock and Preferred Stock of the Company at the close of business on the record date will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

All shareholders are cordially invited to attend the Meeting of Shareholders on September 10, 2018 in person.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE.

Your proxy card must be signed. You may scan and email, or mail your proxy. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

Sincerely

/s/ Chris Lotito
Secretary XTC, Inc
Custodian for Rineon Group, Inc.

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RINEON GROUP, INC., A NEVADA CORPORATION

PROXY CARD FOR MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 10, 2018

The undersigned shareholder of record of Rineon Group, Inc., a Nevada corporation (the "Company"), hereby appoints                             with full power of substitution, as proxy to cast all votes which the undersigned shareholder is entitled to cast at the Meeting of Shareholders to be held on Friday, September 28, 2018 at 9:30 a.m. MST, at 155 E. Boardwalk Drive, Suite 400, Fort Collins, CO 80525, or any adjournments or postponements thereof upon the matters listed herein and in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED

HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS

PROXY WILL BE VOTED AS FOLLOWS:

In regards to the matters described below including the proposed election of new directors, to nominate each of the following persons as a candidate for election as director of the Company:

Chris Lotito, President, CEO, Secretary, Treasurer, and Director

FOR	AGAINST	ABSTAIN
____	________	________

Each person(s) named herein as my appointed proxy is hereby granted full and complete authority and discretion to act on my behalf and to vote my shares with respect to matters listed above.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT AND HEREBY REVOKES ANY PROXY OR PROXIES PREVIOUSLY GIVEN.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY BY ONE OF THE FOLLOWING METHODS:

•	EMAIL - Sign and date this Proxy Card, scan and email: xtcinc100@gmail.com
•	MAIL - Sign and date this Proxy Card and mail: 1112 Oakridge Drive Suite 104-151, Fort Collins, CO 80525

______________________________________	_______________
Signature	Date

______________________________________
Print Name

Please sign and print your name above. If shares are registered in more than one name, all such persons should sign. A Corporation should sign in its full Corporate name by a duly authorized officer, state his/her title. Trustee(s), guardian(s), executor(s) and administrator(s) should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s). If you receive more than one Proxy Card, please sign and return all such cards.

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EXHIBIT 3

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RINEON GROUP, INC.

SHAREHOLDER MEETING MINUTES

SEPTEMBER 28, 2018

Pursuant to §78.347 Nevada Revised Statutes, the Custodian of Rineon Group, Inc., a Nevada corporation (the "Company") convened a meeting of the shareholders on September 28, 2018 at 9:30 a.m., at 155 E. Boardwalk Drive, Suite 400, Fort Collins, CO 80525.

Custodian

Chris Lotito, Interim CEO of the Corporation, acted as Chair and presided over the meeting.

Notice

The meeting was held pursuant to written notice, given to all Shareholders and Directors of the Corporation. A copy of the notice was directed to be inserted in the minute book immediately preceding the minutes of this meeting.

Attendance and Quorum

The Custodian reported that the following persons were present:

Chris Lotito for XTC, Inc., Custodian

The Company has 85,000,000 authorized shares of common stock. The Custodian reported that outstanding common shares are entitled to vote on the record date for the meeting.

There are 10,000,000 authorized Preferred Stock, 1,000,000 are designated Series A Convertible Preferred Stock and 3,000,000 are designated Series B Preferred Stock and 1,000,000 are designated Series C Preferred Stock.

The Custodian reported the following regarding the various shares of stock represented:

•	The Series A Convertible Preferred stockholders are not entitled to vote on matters brought before the collective shareholders. They are only entitled to vote on matters pertaining to items regarding the rank or other provisions on related to the Series A Convertible preferred shares.
•	The Series B Preferred stockholders have no voting rights.
•	The Series C Preferred Stock shareholders are entitled to 100,000 votes per every held and present at the meeting.

At the time of the meeting, of the total issued and outstanding shares, (2,010,000 common shares, 964,000 Preferred Class A Series, 0 Series B, and 1,000,000 Series C), the 1,000,000 Series C were represented via proxy, and represented a quorum. These shares are convertible into 100,000 shares of common stock for every one share of Preferred Class C Series share held.

The Custodian and Custodian Assistant were present and the Chair called the meeting to order.

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Nomination and Election of Directors and Officers

1.	Election of Directors: The Shareholders ELECTED the following individuals to the Board of Directors:

Chris Lotito

2.	Election of Officers: The directors ELECTED the following individuals as Officers of the Corporation:

Chris Lotito

Other Actions or Proposals

3.	Series A Vote the Series A shareholders authorized the board to make whatever changes it deems necessary regarding the COD of the Series A Convertible Preferred Shares which at minimum include the following:

•	Setting the conversion rate 1 common for every 12,000 shares of Series A

•	Approval to execute a reverse split of Series A convertible preferred shares of 1,000:1

•	Approval to file all series A provisions with Secretary of State regarding Series A shares that the board deems necessary to enact these changes

It is RESOLVED that

The Company will proceed with reorganization to include, but not limited to, name and symbol change, reverse stock split, reverse merger, appointing additional officers and directors as necessary, and increasing the total authorized shares.

Adjournment

There being no further business to come before the meeting, the Chair ordered the meeting adjourned.

Dated: September 28, 2018

/s/ Chris Lotito

Chris Lotito

Interim CEO

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RINEON GROUP, INC.

Unanimous Written Consent

Of Board of Directors

In Lieu of Special Meeting

The undersigned, being the Interim Director of Rineon Group, Inc., a Nevada Corporation (the "Corporation"), hereby waives the calling or holding of a meeting of the board of directors of the Corporation (the "Board"), consents in writing as of this 28th day of September 2018 to the following actions and directs that this unanimous written consent be filed by the Corporation's Secretary with the minutes of proceedings of the Board.

IT IS HEREBY RESOLVED, the Corporation shall hold a shareholder meeting on September 28, 2018 at 9:30 AM (MST) at 155 E. Boardwalk Drive, Suite 400, Fort Collins, CO 80525. The record date for the above shareholder meeting shall be on September 25, 2018. The shareholder meeting shall confirm current activities performed by the Corporation's Interim Director, to elect a Board of Directors of the Corporation, and to consider such other matters as may come properly before the meeting.

FURTHER RESOLVED that the Interim Directors of the Corporation be and hereby is authorized, empowered and directed to take any and all actions and to execute, deliver and file any and all agreements, instruments and documents as the Interim Director so acting shall determine to be necessary or appropriate to consummate the transactions contemplated by the foregoing resolution. The taking of such action to be conclusive evidence that the same was deemed to be necessary or appropriate and was authorized hereby.

IN WITNESS WHEREOF, the undersigned being all of the directors of Rineon Group, Inc. have executed this Consent as of the day and year first written above.

/s/ Chris Lotito

Chris Lotito, Director

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EXHIBIT 4

53

Electronically Filed
12/6/2018 1:11 PM
Steven D. Grierson
CLERK OF THE COURT
/s/ Steven D. Grierson

ORDR

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email: peter@chaseylaw.com

Attorney for Petitioner

XTC, INC.

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

	)	CASE NO.: A-18-776562-P
	)	DEPT NO.: XXIV
In the Matter of	)
)
RINEON GROUP, INC., a Nevada Corporation,	)
)

ORDER DISCHARGING CUSTODIAN

Custodian XTC, INC's Motion to Discharge Custodian came on for hearing before the above Court and, having considered the motion, and good cause appearing, this Court orders and decrees as follows:

IT IS HEREBY ORDERED that the actions taken by Custodian XTC, INC. on behalf of RINEON GROUP, INC. are hereby approved,

IT IS FURTHER ORDERED that the XTC, INc.'s Custodianship of the Nevada Corporation known as RI NEON GROUP, INC. is hereby terminated,

/ / /

/ / /

Case Number: A-18-776562-P

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IT IS FURTHER ORDERED that Custodian XTC, INC. is hereby discharged as Custodian of the Nevada Corporation known as RINEON GROUP, INC.

IT IS SO ORDERED.

Dated this 6 day of Dec., 2018.

Respectfully Submitted by:

CHASEY LAW OFFICES

/s/ Peter L. Chasey, Esq.
Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Road, Suite 110 Las Vegas, Nevada 89129 (702) 233-0393 Attorney for Petitioner XTC, INC.

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